                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on Form S-8 of our  report  dated  March  26,  2004  relating  to the consolidated  financial  statements,  which appears in The Quigley Corporation's
Annual Report on Form 10-K for the year ended December 31, 2005. We also consent to the  references  to us under  the  headings  "Experts"  in such  Registration
Statement.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 28, 2006